Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  NOVEMBER 1997

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

             Class 1-A1.....$    12.28726846     Class 2-A1...$     0.71527513
             Class 1-A2.....$     0.00000000     Class 2-A2...$     0.71527513
             Class 1-A3.....$     0.00000000     Class 2-A3...$    14.52473782
             Class 1-A4.....$     0.00000000     Class 2-A4...$     0.00000000
             Class 1-A5.....$     0.00000000     Class 2-A5...$     0.00000000
             Class 1-A6.....$     6.53027591     Class 2-A6...$     0.00000000
             Class 1-A7.....$   308.78482836     Class 2-A7...$    10.94112075
             Class 1-A8.....$     9.99986109     Class 2-A8...$     0.00000000
             Class 1-A9.....$     0.70720922     Class 2-A9...$     0.00000000
             Class 1-A10....$     0.70720927     Class 2-A10..$     0.00000000
             Class 1-A11....$     1.52408901     Class 2-PO...$     1.34089034
             Class 1-A12....$     0.70720928     Class 2-M....$     0.71527453
             Class 1-A13....$    28.82520397     Class 2-B1...$     0.71527611
             Class 1-A14....$     2.50615319     Class 2-B2...$     0.71527466
             Class 1-A15....$     0.00000000     Class 2-B3...$     0.71527231
             Class 1-A16....$     0.00000000     Class 2-B4...$     0.71526616
             Class 1-A17....$     0.00000000     Class 2-B5...$     0.71532981
             Class 1-PO.....$     0.90518533
             Class 1-M......$     0.70720906
             Class 1-B1.....$     0.70720857
             Class 1-B2.....$     0.70721032
             Class 1-B3.....$     0.70720814
             Class 1-B4.....$     0.70721032
             Class 1-B5.....$     0.70721168
             Class 1-R......$ 1,000.00000000
             Class 1-RL.....$ 1,000.00000000

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     2)   Principal  Prepayments  included in the above  principal  distribution
          (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and
          Defective   Mortgage  Loans  which  are  being   distributed  on  this
          Distribution Date):

             Class 1-A1.....$     11.46334593    Class 2-A1...$    0.64426706
             Class 1-A2.....$      0.00000000    Class 2-A2...$    0.64426706
             Class 1-A3.....$      0.00000000    Class 2-A3...$   13.08281205
             Class 1-A4.....$      0.00000000    Class 2-A4...$    0.00000000
             Class 1-A5.....$      0.00000000    Class 2-A5...$    0.00000000
             Class 1-A6.....$      6.09238840    Class 2-A6...$    0.00000000
             Class 1-A7.....$    288.07926821    Class 2-A7...$    9.85495423
             Class 1-A8.....$      9.32932062    Class 2-A8...$    0.00000000
             Class 1-A9.....$      0.65978732    Class 2-A9...$    0.00000000
             Class 1-A10....$      0.65978737    Class 2-A10..$    0.00000000
             Class 1-A11....$      1.42189125    Class 2-PO...$    1.20777507
             Class 1-A12....$      0.65978738    Class 2-M....$    0.00000000
             Class 1-A13....$     26.89233053    Class 2-B1...$    0.00000000
             Class 1-A14....$      2.33810314    Class 2-B2...$    0.00000000
             Class 1-A15....$      0.00000000    Class 2-B3...$    0.00000000
             Class 1-A16....$      0.00000000    Class 2-B4...$    0.00000000
             Class 1-A17....$      0.00000000    Class 2-B5...$    0.00000000
             Class 1-PO.....$      0.84448815
             Class 1-M......$      0.00000000
             Class 1-B1.....$      0.00000000
             Class 1-B2.....$      0.00000000
             Class 1-B3.....$      0.00000000
             Class 1-B4.....$      0.00000000
             Class 1-B5.....$      0.00000000
             Class 1-R......$    932.94502111
             Class 1-RL.....$    932.94502111

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

             Class 1-A1.....$      5.62500025               6.7500000%
             Class 1-A2.....$      5.62500000               6.7500000%
             Class 1-A3.....$      5.62500000               6.7500000%
             Class 1-A4.....$      5.62500035               6.7500000%
             Class 1-A5.....$      5.62500000               6.7500000%
             Class 1-A6.....$      5.83333333               7.0000000%
             Class 1-A7.....$      0.00000000               7.0000000%
             Class 1-A8.....$      5.83333389               7.0000000%
             Class 1-A9.....$      5.83333343               7.0000000%
             Class 1-A10....$      5.83333377               7.0000000%
             Class 1-A11....$      1.92813384               0.0000000%
             Class 1-A12....$      6.04166675               7.2500000%
             Class 1-A13....$      6.04166669               7.2500000%
             Class 1-A14....$      6.04166663               7.2500000%

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             Class 1-A15....$      6.04166679               7.25000000%
             Class 1-A16....$      6.04166647               7.25000000%
             Class 1-A17....$      6.04166642               7.25000000%
             Class 1-S......$      0.41139750               0.34746200%
             Class 1-M......$      6.04166710               7.25000000%
             Class 1-B1.....$      6.04166562               7.25000000%
             Class 1-B2.....$      6.04166556               7.25000000%
             Class 1-B3.....$      6.04166833               7.25000000%
             Class 1-B4.....$      6.04166556               7.25000000%
             Class 1-B5.....$      6.04165992               7.25000000%
             Class 1-R......$      6.00000000               7.25000000%
             Class 1-RL.....$      6.00000000               7.25000000%
             Class 2-A1.....$      5.83333324               7.00000000%
             Class 2-A2.....$      5.83333352               7.00000000%
             Class 2-A3.....$      5.83333329               7.00000000%
             Class 2-A4.....$      5.83333333               7.00000000%
             Class 2-A5.....$      5.83333367               7.00000000%
             Class 2-A6.....$      5.83333350               7.00000000%
             Class 2-A7.....$      5.83333336               7.00000000%
             Class 2-A8.....$      5.83333363               7.00000000%
             Class 2-A9.....$      5.83333356               7.00000000%
             Class 2-A10....$      5.83333311               7.00000000%
             Class 2-S......$      0.28249097               0.49972700%
             Class 2-PO.....$      0.00000000               0.00000000%
             Class 2-M......$      5.83333395               7.00000000%
             Class 2-B1.....$      5.83334634               7.00000000%
             Class 2-B2.....$      5.83333207               7.00000000%
             Class 2-B3.....$      5.83333333               7.00000000%
             Class 2-B4.....$      5.83332700               7.00000000%
             Class 2-B5.....$      5.83338134               7.00000000%

     4) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                     Pool 1          Pool 2
                                                     ------          ------
                                               $      34,805.99  $     25,074.41

(b)  The amounts below are for the aggregate of all certificates.

     5)  The Pool Scheduled Principal Balances:$ 348,301,654.73  $496,081,495.61
         Number of Mortgage Loans:                        1,159            1,623

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                              Aggregate            Single
                                          Principal Balance  Certificate Balance
                                          -----------------  -------------------
          Class 1-A1........            $     19,996,244.25    $        987.71
          Class 1-A2........            $     16,190,000.00    $      1,000.00
          Class 1-A3........            $     18,554,000.00    $      1,000.00
          Class 1-A4........            $     14,167,000.00    $      1,000.00
          Class 1-A5........            $     13,544,000.00    $      1,000.00

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          Class 1-A6........            $     76,119,650.26    $        993.47
          Class 1-A7........            $      5,622,006.38    $        697.05
          Class 1-A8........            $      5,915,250.83    $        990.00
          Class 1-A9........            $     35,817,651.50    $        999.29
          Class 1-A10........           $      7,544,660.57    $        999.29
          Class 1-A11........           $     71,398,089.84    $      1,003.47
          Class 1-A12........           $     20,030,823.99    $        999.29
          Class 1-A13........           $     64,160,662.90    $        971.17
          Class 1-A14........           $     42,129,152.62    $        997.49
          Class 1-A15........           $     26,830,000.00    $      1,000.00
          Class 1-A16........           $     16,580,000.00    $      1,000.00
          Class 1-A17........           $     20,181,000.00    $      1,000.00
          Class 1-PO........            $         16,434.78    $        999.09
          Class 1-S.........            $    493,249,867.80    $        989.82
          Class 1-M.........            $      7,762,506.40    $        999.29
          Class 1-B1........            $      4,757,632.98    $        999.29
          Class 1-B2........            $      3,755,841.95    $        999.29
          Class 1-B3........            $      2,503,728.09    $        999.29
          Class 1-B4........            $        751,168.39    $        999.29
          Class 1-B5........            $      1,753,989.88    $        999.29
          Class 1-R........             $              0.00    $          0.00
          Class 1-RL........            $              0.00    $          0.00
          Class 2-A1........            $     35,048,912.44    $        999.28
          Class 2-A2........            $     17,524,456.22    $        999.28
          Class 2-A3........            $     80,380,289.76    $        985.48
          Class 2-A4........            $     21,156,000.00    $      1,000.00
          Class 2-A5........            $     10,028,000.00    $      1,000.00
          Class 2-A6........            $     20,000,000.00    $      1,000.00
          Class 2-A7........            $    108,229,745.98    $        989.06
          Class 2-A8........            $     11,240,000.00    $      1,000.00
          Class 2-A9........            $     14,561,000.00    $      1,000.00
          Class 2-A10........           $     15,058,000.00    $      1,000.00
          Class 2-S........             $    337,542,204.06    $        992.89
          Class 2-PO........            $        179,252.00    $        998.66
          Class 2-M........             $      5,432,611.41    $        999.28
          Class 2-B1.......             $      3,329,616.70    $        999.28
          Class 2-B2.......             $      2,628,618.47    $        999.28
          Class 2-B3.......             $      1,752,245.77    $        999.28
          Class 2-B4.......             $        525,623.77    $        999.28
          Class 2-B5.......             $      1,227,282.21    $        999.28

     7) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                      Pool 1          Pool 2
                                                      ------          ------
          Book Value..............................$        0.00   $         0.00
          Unpaid Principal Balance................$        0.00   $         0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:................            0                0

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     8)   Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:
                                                 Loans        Principal Balance
                                                 -----        -----------------
           Pool 1...............................................
             *(1)  *30-59 days                     22         $    6,615,261.91
              (2)  60-89 days                       0         $            0.00
              (3)  90 days or more                  0         $            0.00
              (4)  in foreclosure                   0         $            0.00

           Pool 2................................................
             *(1)  30-59 days                       1         $      304,600.00
              (2)  60-89 days                       0         $            0.00
              (3)  90 days or more                  0         $            0.00
              (4)  in foreclosure                   0         $            0.00

     9)   The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1.................................   0         $            0.00
          Pool 2.................................   0         $            0.00

     10)  The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1.................................   0         $            0.00
          Pool 2.................................   0         $            0.00

     11)  Certificate Interest Rate of:

          Class 1-A11A Certificates:                0.000000%
          Class 1-A11B Certificates:                0.000000%
          Class 1-S Certificates:                   0.347462%
          Class 2-S Certificates:                   0.499727%

                                                    Pool 1            Pool 2
                                                    ------            ------
     12)  Senior Percentage  ................... 95.74971300%       95.74766900%

     13)  Pool 1 Category A Group II Senior
          Percentage............................ 19.95443200%           N/A

     14)  Class 1-A12 Percentage................ 10.44358500%           N/A

     15)  Class 2-A1 Percentage.................     N/A            10.44970000%

     16)  Class 2-A2 Percentage.................     N/A             5.224850%

     17)  Senior Prepayment Percentage..........100.00000000%      100.00000000%

     20)  Junior Percentage  ...................  4.25028700%        4.25233100%

     21)  Junior Prepayment Percentage  ........  0.00000000%        0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.